Statement of Additional Information Supplement February 26, 1999

IDS Global Balanced Fund S-6352-20 D (12/98)

The following information has been added under the section titled "Investment Management Services Agreement":

Sub-Investment Adviser:

American Express Asset Management International Inc. (Sub-Adviser), a wholly-owned subsidiary of AEFC located at IDS Tower 10, Minneapolis, MN 55440-0010 sub-advises the Fund's assets. Sub-Adviser, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under an Investment Advisory Agreement with AEFC.

Under the agreement, the Sub-Adviser receives an annual fee of 0.35% of daily net assets.

S-6352
Valid until next statement of additional information update:
Destroy Dec. 30, 1999